partech.com Q1 ‘24 Earnings Presentation May 9, 2024 NYSE: PAR 1

partech.com Forward-Looking Statements. This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, Section 27A of the Securities Act of 1933, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical in nature, but rather are predictive of our future operations, financial condition, financial results, business strategies and prospects. Forward-looking statements are generally identified by words such as “anticipate,” “believe,” “could”, “continue,” “estimate,” “may,” “opportunity,” “target”, “will,” and similar expressions. Forward-looking statements are based on management's current expectations and assumptions that are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause our actual results to differ materially from those expressed in or implied by forward-looking statements contained in this presentation about our business, financial condition, and results of operations. Factors, risks, trends and uncertainties that could cause our actual results to differ materially from those expressed in or implied by forward-looking statements contained in this presentation include, among others, our ability to successfully develop or acquire and transition new products and services and enhance existing products and services to meet evolving customer needs and respond to emerging technological trends, including artificial intelligence; unfavorable macroeconomic conditions, such as recession or slowed economic growth, fluctuating interest rates, inflation, and changes in consumer confidence and discretionary spending; the effects, costs and timing of any acquisitions, divestitures, and capital markets transactions; our ability to integrate acquisitions into our operations and the timing and costs associated therewith, including the acquisition of Stuzo Holdings, LLC; the closing of the acquisition of TASK Group Holdings Limited and the timing and costs thereof; the protection of our intellectual property; our ability to retain and add integration partners, and our success in acquiring and developing relevant technology for current, new, and potential customers for our service and product offerings; geopolitical events, including the effects of the Russia-Ukraine war, tensions with China and between China and Taiwan, the Israel-Hamas conflict and other hostilities in the Middle East; the competitive marketplace for talent and its impact on employee recruitment and retention; component shortages, inventory management, and/or manufacturing disruptions and logistics challenges; risks associated with our international operations; the effects of global pandemics, such as COVID-19, or other public health crises; our ability to maintain proper and effective internal control over financial reporting; changes in estimates and assumptions we make in connection with the preparation of our financial statements, in building our business and operational plans, and in executing our strategies; and the other factors, risks, trends and uncertainties discussed in our most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law. Industry and Market Data. Market, industry, and other data included in this presentation are from or based on our own internal good faith estimates and research, and on publicly available publications, research, surveys and studies conducted by third parties, which we believe are reliable, but have not independently verified. Similarly, while we believe our internal estimates and research are reliable, we have not independently verified our internal estimates or research. While we are not aware of any misstatements regarding any market, industry, or other data used by us or expressed in this presentation, such information, because it has not been verified or, by its nature - market surveys, estimates, projections or similar data, are inherently subject to uncertainties, and actual results may differ materially from the assumptions and circumstances reflected in this information. Key Performance Indicators and Non-GAAP Financial Measures.(1) We monitor certain key performance indicators and non-GAAP financial measures in the evaluation and management of our business; certain key performance indicators and non-GAAP financial measures are provided in this presentation as we believe they are useful in facilitating period-to-period comparisons of our business performance. Key performance indicators and non-GAAP financial measures do not reflect and should be viewed independently of our financial performance determined in accordance with GAAP. Key performance indicators and non-GAAP financial measures are not forecasts or indicators of future or expected results and should not have undue reliance placed upon them by investors. Where non-GAAP financial measures are included in this presentation, the most directly comparable GAAP financial measures and a detailed reconciliation between GAAP and non- GAAP financial measures is included in the Appendix to this presentation. Unless otherwise indicated, financial and operating data included in this presentation is as of March 31, 2024. Trademarks. “PAR®,” “Brink POS®,” “Punchh®,” “MENUTM,” “Data Central®,” "Open Commerce®,” "PAR® Pay”, “PAR® Payment Services”, "StuzoTM," and other trademarks identifying our products and services appearing in this presentation belong to us. This presentation may also contain trade names and trademarks of other companies. Our use of such other companies’ trade names or trademarks is not intended to imply any endorsement or sponsorship by these companies of us or our products or services. (1) See Appendix A for non-GAAP reconciliation and Key Performance Indicators 2

partech.com Our Journey … Thus Far ... $185.7M Q1 2024 3

partech.com • Unified technology platform offering integrated solutions and sophisticated data insights • Pairs with our state of the art hardware offerings for a complete tech stack • Supported by our comprehensive professional service offerings to drive a positive customer experience Building a Unified Experience 4

partech.com Financial Review First Quarter 2024 Highlights 5

partech.com Q1 2024 Highlights 1. Consistent delivery on strong organic ARR growth 2. Cross-sell traction creating meaningful revenue opportunity from existing and potential future whitespace 3. Strong visibility towards profitability and beyond 4. Large and actionable sales pipeline across operator cloud products 5. Proven and repeatable M&A motion 6

partech.com Q1 2024 Revenue Breakout Revenue by Offering - R/R Segment 26.0% 54.8% 19.2% Hardware Subscription Service Professional Service ARR by Subscription Product Line 42.3% 57.7% Operator Cloud Engagement Cloud 7

partech.com Quarterly KPI Trends Year-over-year metrics are for the quarter ended 3/31/2024 compared to the quarter ended 3/31/2023. Please see Appendix A — Key Performance Indicators for more information on ARR. 115.9 122.5 128.3 136.9 144.7 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Organic 115.9 122.5 128.3 136.9 185.7 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Total Annual Recurring Revenue 8 Organic ARR ($‘000,000) 25% Y/Y Organic Growth Total ARR ($‘000,000) 60% Y/Y Total Growth

partech.com Quarterly KPI Trends Engagement Cloud ARR ($‘000,000) Year-over-year metrics are for the quarter ended 3/31/2024 compared to the quarter ended 3/31/2023. Please see Appendix A — Key Performance Indicators for more information on ARR. 59.4 60.9 62.2 63.8 66.2 41.0 Organic ARR Stuzo ARR Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 81% Y/Y Total Growth Operator Cloud ARR ($‘000,000) 56.5 61.6 66.1 73.1 78.5 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 39% Y/Y Growth Annual Recurring Revenue by Subscription Service Product Line 9 11% Y/Y Organic Growth 107.2

partech.com Annual KPI Trends (1) Adjusted Subscription Service Gross Margin is a non-GAAP financial measure. Please see Appendix A for a detailed reconciliation to Subscription Service Gross Margin (GAAP). Subscription Service 10 Adjusted Subscription Service Gross Margin(1) 66% 73% 66% 66% 2021 2022 2023 Q1'24

partech.com Q1 ‘24 Financials Consolidated Highlights • 5% increase in revenue from Q1 2023 • 23% increase in gross margin from Q1 2023 Subscription Service Highlights • 60% increase in ARR from Q1 2023 • 37% increase in revenue from Q1 2023 Three Months Ended March 31, in thousands 2024 2023 Revenues, net: Hardware $ 18,226 $ 26,777 Subscription service 38,379 27,965 Professional service 13,468 13,842 Contract 35,424 31,853 Total revenues, net 105,497 100,437 Total gross margin 28,563 23,193 Operating expenses Sales and marketing 10,926 9,398 General and administrative 25,608 18,080 Research and development 15,768 14,315 Amort of identifiable intangible assets 932 464 Adjustment to contingent consideration liability — (5,200) Total operating expenses 53,234 37,057 Other income (expense), net 306 (59) Interest expense, net (1,708) (1,667) Loss before benefit from (provision for) income taxes (26,073) (15,590) Benefit from (provision for) income taxes 7,785 (315) Net loss (18,288) (15,905) Non-GAAP adjustments 7,520 3,253 Adjusted net loss (10,768) (12,652) Adjusted diluted net loss per share (0.36) (0.46) Weighted average shares outstanding 29,516 27,344 All amounts in thousands, except for Adjusted diluted net loss per share 11

partech.com Appendix A 12

partech.com ($'000,000), except % 12 Months Ended 3 Months Ended Dec 2021 Dec 2022 Dec 2023 Mar 2024 Subscription Service Revenue $63 $97 $123 $38 Subscription Service Gross Margin 24 50 59 20 Add back Amortization from Acquired and Internally Developed Technology included in Subscription Service Gross Margin 17 21 22 5 Adjusted Subscription Service Gross Margin $41 $71 $81 $25 Adjusted Subscription Service Gross Margin % 66% 73% 66% 66% May not sum/recalculate due to rounding. The presentation of this non-GAAP reconciliation reflects the bifurcation of service revenue between subscription service revenue and professional service revenue that was implemented in Q4 2022. Adjusted Subscription Gross Margin Non-GAAP Reconciliation 13

partech.com 1. Foodservice market ready for disruption • Large TAM in restaurants with ~1m locations in the US spending 2-3% of total revenue on technology1 • The industry shift to cloud technology has led to an explosion in new technology from Voice AI to marketing technology 2. Meeting market need with a Unified Experience • Today technology is driving a wedge between restaurants and their guests • Brands are shifting to well integrated vendors and more targeted guest interactions • There is an opportunity to create an integrated solution with unified data that enables restaurants to have 1:1 relationship with their guests 3. ARR at scale with strong SaaS metrics • Through both organic and inorganic strategies, ARR has reached $185.7M with significant opportunity to expand within existing customers and win new business. 1) Source: Technomic Investment Thesis 14

partech.com • Annual Recurring Revenue or "ARR” is the annualized revenue from subscription services, including subscription fees for our SaaS solutions and related software support, managed platform development services, and transaction-based payment processing services. We generally calculate ARR by annualizing the monthly subscription service revenue for all Active Sites as of the last day of each month for the respective reporting period. • “Active Sites” represent locations active on PAR’s subscription services as of the last day of the respective fiscal period. • “Adjusted Subscription Gross Margin” is a non-GAAP financial measure for PAR’s gross margin of subscription service revenue excluding amortization of acquired and internally developed technology. • “Churn” reflects the negative change in Active Site count of PAR customers, for a specific period. Key Performance Indicators 15

partech.com Thank You! 16